Integrys Energy Group, Inc.

First Quarter 2014 Earnings

Released May 1, 2014

Contents

Pages
News Release	1-4
Condensed Consolidated Statements of Income	5
Condensed Consolidated Statements of Comprehensive Income	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Cash Flows	8
Diluted Earnings Per Share – Adjusted and Weather Impacts	9
Non-GAAP Financial Information Reported by Segment	10-11
Key Variances in Non-GAAP Adjusted Earnings – By Segment	12
Diluted Earnings Per Share Guidance Information	13
Supplemental Quarterly Financial Highlights	14-17

NEWS RELEASE

For Immediate Release
May 1, 2014

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports First Quarter 2014 Earnings

Guidance Range for 2014 Diluted EPS - Adjusted Remains Between $3.50 and $3.75

Chicago – May 1, 2014 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Three Months Ended March 31
	2014	2013
GAAP earnings (millions)	$152.4	$187.5
GAAP diluted earnings per share	$1.89	$2.37
Adjusted earnings (millions) *	$139.7	$139.9
Diluted earnings per share – adjusted *	$1.73	$1.76

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

FIRST QUARTER RESULTS

Adjusted earnings for the first quarter of 2014 did not change significantly from the first quarter of 2013.

Both utility segments saw increases in adjusted earnings. Rate increases related to the Fox Energy Center purchase and the main replacement program in the City of Chicago were the primary drivers for these increases. While weather contributed to an increase in margins at the regulated utilities, this increase was substantially offset by increased operating expenses driven primarily by weather and increased plant maintenance.

A decrease in adjusted earnings at Integrys Energy Services was driven by a decrease in realized retail electric margins, partially offset by increased realized retail natural gas margins, and increased operating costs due to expansion of the retail natural gas business.

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
200 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
First Quarter 2014 Earnings News Release
May 1, 2014

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2014 diluted earnings per share on a GAAP basis is $4.10 to $4.35. This guidance assumes the availability of generation units, and normal weather conditions for the rest of the year. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2014. The company's guidance range for 2014 diluted earnings per share – adjusted is $3.50 to $3.75.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Friday, May 2, 2014. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through July 29, 2014, by dialing 866-424-4009.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on May 2, 2014.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2013, as may be amended or supplemented in Part II, Item 1A of subsequently filed Quarterly Reports on Form 10-Q, and those identified below.

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

Integrys Energy Group, Inc.
First Quarter 2014 Earnings News Release
May 1, 2014

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•	The ability to retain market-based rate authority;

•	The effects, extent, and timing of competition or additional regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer energy use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	The ability to use tax credit and loss carryforwards;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The timely completion of capital projects within estimates, as well as the recovery of those costs through established mechanisms;

•	Potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed timely or within budgets;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The impact of unplanned facility outages;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in

Integrys Energy Group, Inc.
First Quarter 2014 Earnings News Release
May 1, 2014

American Transmission Company (a federally regulated electric transmission company operating primarily in Wisconsin, Michigan, Minnesota, and Illinois), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

Connect With Us:
@TEGinvestors on

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended
	March 31
(Millions, except per share data)	2014	2013
Utility revenues	$1,616.7	$1,123.8
Nonregulated revenues	1,308.2	554.4
Total revenues	2,924.9	1,678.2

Utility cost of fuel, natural gas, and purchased power	960.2	565.1
Nonregulated cost of sales	1,247.5	436.8
Operating and maintenance expense	364.6	295.1
Depreciation and amortization expense	71.3	60.9
Taxes other than income taxes	28.1	27.2
Operating income	253.2	293.1

Earnings from equity method investments	22.9	22.3
Miscellaneous income	6.0	5.7
Interest expense	39.1	29.3
Other expense	(10.2)	(1.3)

Income before taxes	243.0	291.8
Provision for income taxes	89.8	109.6
Net income from continuing operations	153.2	182.2

Discontinued operations, net of tax	(0.1)	6.1
Net income	153.1	188.3

Preferred stock dividends of subsidiary	(0.8)	(0.8)
Noncontrolling interest in subsidiaries	0.1	—
Net income attributed to common shareholders	$152.4	$187.5

Average shares of common stock
Basic	80.2	78.7
Diluted	80.5	79.3

Earnings per common share (basic)
Net income from continuing operations	$1.90	$2.30
Discontinued operations, net of tax	—	0.08
Earnings per common share (basic)	$1.90	$2.38

Earnings per common share (diluted)
Net income from continuing operations	$1.89	$2.29
Discontinued operations, net of tax	—	0.08
Earnings per common share (diluted)	$1.89	$2.37

Dividends per common share declared	$0.68	$0.68

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended
	March 31
(Millions)	2014	2013
Net income	$153.1	$188.3

Other comprehensive income (loss), net of tax:
Cash flow hedges
Unrealized net gains arising during period, net of tax of $ – million and $ – million, respectively	—	0.1
Reclassification of net (gains) losses to net income, net of tax of $0.9 million and $0.6 million, respectively	(0.6)	0.9
Cash flow hedges, net	(0.6)	1.0

Defined benefit plans
Pension and other postretirement benefit costs arising during period, net of tax of $(0.1) million and $ – million, respectively	(0.1)	—
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost, net of tax of $0.3 million and $0.4 million, respectively	0.3	0.6
Defined benefit plans, net	0.2	0.6

Other comprehensive income (loss), net of tax	(0.4)	1.6

Comprehensive income	152.7	189.9

Preferred stock dividends of subsidiary	(0.8)	(0.8)
Noncontrolling interest in subsidiaries	0.1	—
Comprehensive income attributed to common shareholders	$152.0	$189.1

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	March 31	December 31
(Millions, except share and per share data)	2014	2013
Assets
Cash and cash equivalents	$56.6	$22.3
Collateral on deposit	74.4	37.4
Accounts receivable and accrued unbilled revenues, net of reserves of $61.9 and $49.4, respectively	1,543.8	1,037.0
Inventories	134.9	253.1
Assets from risk management activities	269.9	239.5
Regulatory assets	238.8	127.4
Assets held for sale	286.7	272.6
Deferred income taxes	—	31.4
Prepaid taxes	74.5	146.9
Other current assets	37.5	50.0
Current assets	2,717.1	2,217.6

Property, plant, and equipment, net of accumulated depreciation of $3,283.5 and $3,236.9, respectively	6,301.2	6,216.7
Regulatory assets	1,346.7	1,361.4
Assets from risk management activities	60.3	75.4
Equity method investments	548.1	540.9
Goodwill	662.1	662.1
Other long-term assets	166.7	169.4
Total assets	$11,802.2	$11,243.5

Liabilities and Equity
Short-term debt	$321.9	$326.0
Current portion of long-term debt	100.0	100.0
Accounts payable	864.9	604.8
Liabilities from risk management activities	175.8	163.8
Accrued taxes	111.4	80.9
Regulatory liabilities	149.9	101.1
Temporary LIFO liquidation credit	150.9	—
Liabilities held for sale	36.7	49.1
Deferred income taxes	12.8	—
Other current liabilities	218.6	228.8
Current liabilities	2,142.9	1,654.5

Long-term debt	2,956.2	2,956.2
Deferred income taxes	1,439.9	1,390.3
Deferred investment tax credits	57.6	57.6
Regulatory liabilities	438.8	383.7
Environmental remediation liabilities	588.4	600.0
Pension and other postretirement benefit obligations	95.6	200.8
Liabilities from risk management activities	46.2	62.8
Asset retirement obligations	497.0	491.0
Other long-term liabilities	133.6	133.2
Long-term liabilities	6,253.3	6,275.6

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 79,963,091 shares issued; 79,534,371 shares outstanding	80.0	79.9
Additional paid-in capital	2,653.4	2,660.5
Retained earnings	665.0	567.1
Accumulated other comprehensive loss	(23.6)	(23.2)
Shares in deferred compensation trust	(20.8)	(23.0)
Total common shareholders’ equity	3,354.0	3,261.3

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	0.9	1.0
Total liabilities and equity	$11,802.2	$11,243.5

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Three Months Ended
	March 31
(Millions)	2014	2013
Operating Activities
Net income	$153.1	$188.3
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	0.1	(6.1)
Depreciation and amortization expense	71.3	60.9
Recoveries and refunds of regulatory assets and liabilities	54.1	16.5
Net unrealized gains on energy contracts	(19.7)	(65.2)
Bad debt expense	19.3	9.3
Pension and other postretirement expense	7.2	15.9
Pension and other postretirement contributions	(68.6)	(63.2)
Deferred income taxes and investment tax credits	90.2	68.3
Equity income, net of dividends	(3.9)	(4.4)
Termination of tolling agreement with Fox Energy Company LLC	—	(50.0)
Other	1.1	6.3
Changes in working capital
Collateral on deposit	(37.0)	15.4
Accounts receivable and accrued unbilled revenues	(531.5)	(182.8)
Inventories	121.6	137.9
Other current assets	(71.7)	45.4
Accounts payable	272.1	24.7
Temporary LIFO liquidation credit	150.9	83.2
Other current liabilities	54.7	19.2
Net cash provided by operating activities	263.3	319.6

Investing Activities
Capital expenditures	(159.6)	(147.0)
Capital contributions to equity method investments	(5.1)	(1.7)
Acquisition of Fox Energy Company LLC	—	(391.6)
Grant received related to Crane Creek wind project	—	69.0
Other	1.4	(1.9)
Net cash used for investing activities	(163.3)	(473.2)

Financing Activities
Short-term debt, net	(4.1)	74.0
Borrowing on term credit facility	—	200.0
Repayment of long-term debt	—	(22.0)
Proceeds from stock option exercises	0.4	6.4
Shares purchased for stock-based compensation	(9.8)	(2.0)
Payment of dividends
Preferred stock of subsidiary	(0.8)	(0.8)
Common stock	(54.1)	(50.1)
Other	(3.7)	(8.3)
Net cash (used for) provided by financing activities	(72.1)	197.2

Change in cash and cash equivalents - continuing operations	27.9	43.6
Change in cash and cash equivalents - discontinued operations
Net cash provided by (used for) operating activities	6.4	(0.6)
Net cash provided by investing activities	—	1.6
Net change in cash and cash equivalents	34.3	44.6
Cash and cash equivalents at beginning of period	22.3	27.4
Cash and cash equivalents at end of period	$56.6	$72.0

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended March 31
	2014	2013
Diluted EPS	$1.89	$2.37

Special Items (net of taxes):

Net noncash gains related to derivative and inventory accounting activities	(0.16)	(0.53)

Discontinued operations	—	(0.08)

Diluted EPS – adjusted	$1.73	$1.76

Average Shares of Common Stock – Diluted (in millions)	80.5	79.3

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended March 31
Dollar Impacts, net of taxes (Millions)	2014	2013
Natural Gas Utility Segment	$7.4	$0.6
Electric Utility Segment	5.7	—
Integrys Energy Services – Core	(2.8)	0.2
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	9.9
Total	$10.3	$10.7

	Three Months Ended March 31
Diluted EPS Impacts, net of taxes	2014	2013
Natural Gas Utility Segment	$0.09	$0.01
Electric Utility Segment	0.07	—
Integrys Energy Services – Core	(0.03)	—
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	0.12
Total	$0.13	$0.13

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended March 31, 2014 and 2013.

March 31, 2014 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$99.1	$31.1	$13.7	$(1.9)	$12.7	$(2.3)	$152.4

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(12.8)	—	(12.8)
Discontinued operations	—	—	—	—	0.1	—	0.1
Adjusted earnings (loss)	$99.1	$31.1	$13.7	$(1.9)	$—	$(2.3)	$139.7

March 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income attributed to common shareholders	$89.7	$28.6	$13.4	$9.9	$41.5	$4.4	$187.5

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(41.4)	—	(41.5)
Discontinued operations	—	—	—	—	(0.1)	(6.0)	(6.1)
Adjusted earnings (loss)	$89.6	$28.6	$13.4	$9.9	$—	$(1.6)	$139.9

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended March 31, 2014 and 2013.

March 31, 2014	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.23	$0.39	$0.17	$(0.03)	$0.16	$(0.03)	$1.89

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.16)	—	(0.16)
Discontinued operations	—	—	—	—	—	—	—
Diluted EPS – adjusted	$1.23	$0.39	$0.17	$(0.03)	$—	$(0.03)	$1.73

March 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.13	$0.36	$0.17	$0.12	$0.53	$0.06	$2.37

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.53)	—	(0.53)
Discontinued operations	—	—	—	—	—	(0.08)	(0.08)
Diluted EPS – adjusted	$1.13	$0.36	$0.17	$0.12	$—	$(0.02)	$1.76

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings - By Segment (in Millions)
Three Months Ended March 31, 2014

Reporting Segment	First Quarter 2013 Adjusted Earnings / Loss	Weather, Net of Decoupling	Decoupling Reserve Reversal (2)	Utility Rate Impacts / Other Nonregulated Margins		Operating Expense Impacts		Tax Impacts / Other (1)	First Quarter 2014 Adjusted Earnings / Loss
Natural Gas Utility	$89.6	$6.8	$(9.9)	$17.5		$(12.5)	(3)	$7.6	$99.1
Electric Utility	28.6	5.7	—	8.9	(4)	(10.8)	(5)	(1.3)	31.1
Electric Transmission Investment	13.4	—	—	—		—		0.3	13.7
Integrys Energy Services	9.9	(3.0)	—	(3.0)		(2.4)		(3.4)	(1.9)
Holding Company and Other	(1.6)	—	—	1.7		0.2		(2.6)	(2.3)
Total	$139.9	$9.5	$(9.9)	$25.1		$(25.5)		$0.6	$139.7

Note: All amounts are shown net of tax. Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders.

(1) Includes the impact of variances in weather-normalized sales volumes on utility margins, changes in interest expense, and other miscellaneous items
(2) In the first quarter of 2013, Peoples Gas and North Shore Gas reversed reserves that had been recorded in 2012 against decoupling amounts
(3) Driven by an increase in natural gas distribution costs at Peoples Gas as well as an increase in depreciation and amortization expense
(4) Includes the impact of the purchase of the Fox Energy Center
(5) Driven by increased maintenance costs at Wisconsin Public Service's Pulliam generation plant and the purchase of the Fox Energy Center at the end of the first quarter of 2013

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2014
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.42	$1.53

Regulated electric utility segment	1.45	1.60

Electric transmission investment segment	0.70	0.71

Integrys Energy Services
Core	0.17	0.21

Holding company and other segment	0.31	0.35

Integrys Energy Group Consolidated Diluted EPS *	$4.10	$4.35
Average Shares of Common Stock – Diluted (in millions)	80.7	80.7

Information on Special Items:
Diluted EPS guidance is adjusted for special items and their financial impact on the diluted EPS guidance for 2014.

Integrys Energy Group Consolidated Diluted EPS	$4.10	$4.35
Special Items (net of taxes)

Holding company and other segment - Gain on sale of Upper Peninsula Power Company	(0.60)	(0.60)

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.50	$3.75
Average Shares of Common Stock – Diluted (in millions)	80.7	80.7

Key Assumptions for 2014:

▪	Availability of generation units

▪	Normal weather conditions for the rest of the year

▪	Not estimating the impact of derivative and inventory fair value accounting activities

* Note that the consolidated guidance is slightly narrower than the sum of the segments.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Regulated Natural Gas Utility Segment
Revenues	$793.9	$369.9	$257.2	$684.0	$2,105.0	$1,272.0
year-over-year change	19.3%	45.8%	16.9%	28.4%	25.9%	60.2%
Purchased natural gas costs	424.1	167.5	93.8	360.8	1,046.2	830.4
Margins	$369.8	$202.4	$163.4	$323.2	$1,058.8	$441.6
year-over-year change	15.9%	25.7%	10.3%	20.3%	18.0%	19.4%
margins/revenues	46.6%	54.7%	63.5%	47.3%	50.3%	34.7%
Operating and maintenance expense	162.1	147.9	144.9	177.8	632.7	215.4
Depreciation and amortization expense	32.2	32.3	35.6	35.9	136.0	36.4
Taxes other than income taxes	9.9	9.5	9.6	9.2	38.2	10.8
Operating income (loss)	165.6	12.7	(26.7)	100.3	251.9	179.0
year-over-year change	16.6%	N/M*	93.5%	23.5%	24.6%	8.1%
Net income (loss) attributed to common shareholders	$89.7	$1.5	$(19.6)	$51.8	$123.4	$99.1
Total throughput in therms	1,695.6	711.9	454.4	1,313.8	4,175.7	2,006.8
year-over-year change	23.6%	18.3%	(1.7)%	16.1%	17.0%	18.4%
Retail throughput in therms
Residential	775.9	243.0	89.2	555.5	1,663.6	927.2
Commercial and industrial	236.8	78.9	43.2	175.9	534.8	301.4
Other	20.0	10.8	14.6	28.6	74.0	23.9
Total retail throughput in therms	1,032.7	332.7	147.0	760.0	2,272.4	1,252.5
Transport throughput in therms
Residential	111.3	39.1	16.4	85.9	252.7	135.4
Commercial and industrial	551.6	340.1	291.0	467.9	1,650.6	618.9
Total transport throughput in therms	662.9	379.2	307.4	553.8	1,903.3	754.3

Regulated Electric Utility Segment
Revenues	$331.8	$327.0	$354.0	$319.3	$1,332.1	$349.2
year-over-year change	8.1%	4.9%	(3.5)%	2.4%	2.7%	5.2%
Fuel and purchased power costs	143.2	131.3	133.6	128.8	536.9	136.7
Margins	$188.6	$195.7	$220.4	$190.5	$795.2	$212.5
year-over-year change	5.1%	11.0%	7.0%	9.7%	8.1%	12.7%
margins/revenues	56.8%	59.8%	62.3%	59.7%	59.7%	60.9%
Operating and maintenance expense	101.4	111.5	110.6	116.7	440.2	116.0
Depreciation and amortization expense	21.5	25.8	25.7	25.6	98.6	25.6
Taxes other than income taxes	12.8	12.1	12.1	12.1	49.1	12.8
Operating income	52.9	46.3	72.0	36.1	207.3	58.1
year-over-year change	19.4%	8.4%	(4.4)%	17.2%	7.4%	9.8%
Net income attributed to common shareholders	$28.6	$23.7	$40.3	$18.3	$110.9	$31.1
Sales in kilowatt-hours	3,953.1	3,942.1	4,181.0	3,924.9	16,001.1	3,671.6
year-over-year change	4.1%	(0.2)%	(9.9)%	(0.5)%	(2.0)%	(7.1)%
Residential	823.8	692.6	837.8	778.1	3,132.3	898.3
Commercial and industrial	2,072.0	2,103.7	2,242.8	2,085.5	8,504.0	2,077.9
Wholesale	1,046.6	1,138.1	1,092.4	1,050.1	4,327.2	684.8
Other	10.7	7.7	8.0	11.2	37.6	10.6

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$1.7	$5.1	$3.4	$3.5	$13.7	$5.1
After-tax equity earnings recognized from ATC investment	13.4	13.6	13.7	13.2	53.9	13.7

Notes:
* Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)
	2013								2014
	1st Qtr	2nd Qtr		3rd Qtr		4th Qtr		Year Ended	1st Qtr
Nonregulated Segment - Integrys Energy Services
Revenues	$545.7	$412.9		$513.0		$695.9		$2,167.5	$1,292.2
Cost of sales	430.7	443.7		469.3		567.1		1,910.8	1,234.8
Margins	$115.0	$(30.8)		$43.7		$128.8		$256.7	$57.4

Margin Detail:
Electric and renewable energy asset margins	89.6	(33.2)		38.3		107.4		202.1	29.7	(1)
Natural gas margins	25.4	2.4	(2)	5.4	(2)	21.4	(2)	54.6	27.7	(2)
Margins	115.0	(30.8)		43.7		128.8		256.7	57.4
Retail Electric Realized Unit Margins	$5.53	$5.50		$2.53		$4.43		$4.34	$1.54
Retail Natural Gas Realized Unit Margins	$0.37	$0.16		$0.17		$0.26		$0.25	$0.31

Operating and maintenance expense	32.8	30.1		27.5		32.0		122.4	36.4
Depreciation and amortization expense	2.7	2.8		2.9		3.0		11.4	2.9
Taxes other than income taxes	1.0	1.0		0.6		0.7		3.3	1.2
Operating income (loss)	78.5	(64.7)		12.7		93.1		119.6	16.9

Discontinued operations, net of tax	0.1	(0.7)		(0.6)		0.1		(1.1)	(0.1)

Net income (loss) attributed to common shareholders	$51.4	$(41.8)		$11.7		$57.0		$78.3	$10.8
Physically settled volumes
Retail electric sales volumes in million kilowatt-hours	4,318.2	4,838.1		6,291.0		5,887.1		21,334.4	6,356.9
Wholesale assets and distributed solar electric sales volumes in million kilowatt-hours (1)	18.0	15.7		17.4		12.9		64.0	14.1
Retail natural gas sales volumes in billion cubic feet	50.7	37.1		34.8		61.0		183.6	87.6

Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$4.4	$(2.4)		$(8.0)		$(8.7)		$(14.7)	$(2.3)

Notes:
(1) Includes negative margins of $0.4 million related to purchase accounting adjustments resulting from acquisitions.

(2)  These amounts include negative margins of $1.5 million, $1.3 million, and $2.0 million for the second, third, and fourth quarters of 2013, respectively, and $2.6 million for the first quarter of 2014, related to purchase accounting adjustments resulting from acquisitions.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	3,803	1,107	216	2,925	8,051	4,515
period-over-period change	32.8%	48.0%	(14.3)%	17.4%	26.7%	18.7%
compared with normal	4.4%	13.2%	—%	11.9%	8.0%	23.8%
Heating Degree Days - Normal	3,643	978	216	2,615	7,452	3,646
Cooling Degree Days - Actual	—	131	396	2	529	—
period-over-period change	(100.0)%	(50.4)%	(23.0)%	N/M *	(33.0)%	N/M *
compared with normal	(100.0)%	(3.7)%	9.7%	(60.0)%	5.2%	(100.0)%
Cooling Degree Days - Normal	1	136	361	5	503	1

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	4,087	1,629	473	3,307	9,496	4,884
period-over-period change	24.5%	37.8%	9.0%	16.0%	22.5%	19.5%
compared with normal	3.0%	16.4%	17.1%	14.2%	9.6%	23.0%
Heating Degree Days - Normal	3,967	1,399	404	2,895	8,665	3,972
Cooling Degree Days - Actual	—	36	194	—	230	—
period-over-period change	N/M *	(63.6)%	(17.8)%	N/M *	(31.3)%	N/M *
compared with normal	N/M *	(34.5)%	10.2%	(100.0)%	(0.9)%	N/M *
Cooling Degree Days - Normal	—	55	176	1	232	—

Heating Degree Days - MGU
Heating Degree Days - Actual	3,150	788	154	2,372	6,464	3,915
period-over-period change	27.4%	19.6%	(13.5)%	15.1%	20.4%	24.3%
compared with normal	3.2%	4.6%	18.5%	10.6%	6.4%	26.3%
Heating Degree Days - Normal	3,051	753	130	2,144	6,078	3,099

Heating Degree Days - MERC
Heating Degree Days - Actual	4,081	1,220	174	3,290	8,765	4,701
period-over-period change	32.4%	68.7%	(23.0)%	17.4%	28.3%	15.2%
compared with normal	3.8%	27.0%	(29.8)%	13.4%	9.0%	19.7%
Heating Degree Days - Normal	3,931	961	248	2,900	8,040	3,926

Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	3,247	802	78	2,446	6,573	3,870
period-over-period change	36.5%	51.3%	(29.7)%	21.0%	30.4%	19.2%
compared with normal	4.9%	13.6%	(9.3)%	14.1%	9.0%	25.1%
Heating Degree Days - Normal	3,095	706	86	2,144	6,031	3,093

Notes:
* Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr
Regulated utility expenditures	$525.7	$139.9	$154.6	$164.8	$985.0	$123.9
Integrys Energy Services	3.4	0.8	4.6	7.0	15.8	7.5
Other	9.5	12.4	15.4	22.7	60.0	28.2
Total Capital Expenditures	$538.6	$153.1	$174.6	$194.5	$1,060.8	$159.6

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 03/31/13			Forward Contracted Volumes at 03/31/14
By Rolling Twelve Months	04/01/13 - 03/31/14	04/01/14 - 03/31/15	Post 03/31/15	04/01/14 - 03/31/15	04/01/15 - 03/31/16	Post 03/31/16
Retail natural gas sales volumes - billion cubic feet	90.8	28.4	5.4	155.7	51.8	12.1
Retail electric sales volumes - million kilowatt-hours	16,219	4,558	1,580	17,004	6,017	2,267

By Calendar Year	04/01/13 - 12/31/13	01/01/14 - 12/31/14	Post 12/31/14	04/01/14 - 12/31/14	01/01/15 - 12/31/15	Post 12/31/15
Retail natural gas sales volumes - billion cubic feet	68.2	42.9	13.5	115.4	79.7	24.5
Retail electric sales volumes - million kilowatt-hours	13,304	7,056	1,997	14,098	7,951	3,239
	These tables represent estimated physical sales volumes related to contracts for natural gas and electric power for delivery or settlement in future periods.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 03/31/13				Wholesale Counterparty Credit Exposure at 03/31/14
Counterparty Rating	Total	< 1 Year	1 to 3 Years	> 3 Years	Total	< 1 Year	1 to 3 Years	> 3 Years
Investment grade - regulated utilities	$5.0	$4.0	$1.0	$—	$7.4	$6.9	$0.6	$(0.1)
Investment grade - other	9.5	6.3	3.3	(0.1)	33.6	30.7	2.9	—
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	1.8	1.8	—	—	2.8	2.4	0.4	—
Non-rated - regulated utilities	—	—	—	—	0.1	0.1	—	—
Non-rated - other	7.6	5.2	2.4	—	4.5	3.5	1.0	—
Total Exposure	$23.9	$17.3	$6.7	$(0.1)	$48.4	$43.6	$4.9	$(0.1)

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.